                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                CURRENT REPORT


               Pursuant to Section 13 or 15(d) of the Securities
                             Exchange Act of 1934


                         Date of Report: July 30, 1997



                        Wesley Jessen VisionCare, Inc.
                        ------------------------------
            (Exact name of registrant as specified in its charter)



    Delaware                            0-22033                   36-4023739
    --------                            -------                   ----------
(State or other                    (Commission File             (IRS Employer
jurisdiction of                         Number)               Identification No.
 incorporation)



                    333 East Howard Avenue, Des Plaines, IL
                    ---------------------------------------
                   (Address of principal executive offices)

                                  60018-5903
                                  ----------
                                  (Zip Code)


       Registrant's telephone number, including area code: 847-294-3000


                                Not Applicable
                                --------------
            (Former name or address, if changed since last report)


                             Total No. of Pages: 4
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Item 5:   Other Events.
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          On July 30, 1997, the Company issued a press release disclosing its second quarter operating results. A copy of this press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.

Item 7:   Financial Statements and Exhibits.
------    ---------------------------------

          (c)  Exhibits
               --------

               Item      Exhibit Index
               ----      -------------

               99.1      Press release dated July 30, 1997.


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                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: July 31, 1997
                              Wesley Jessen VisionCare, Inc.



                              By: /s/ Ronald J. Artale
                                  --------------------
                                  Ronald J. Artale
                                  Vice President, Controller

                                 Exhibit Index
                                 -------------



 Exhibit                                                            Page
---------                                                           ----
  99.1                 Press Release dated July 30, 1997             1

                                     - 4 -